                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            Bell & Howell
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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

                              NOTICE OF 1997
                              ANNUAL MEETING
                                   AND
                              PROXY STATEMENT

                                        BELL & HOWELL COMPANY
                                        5215 OLD ORCHARD ROAD
                                        SKOKIE, ILLINOIS 60077


                                        APRIL 16, 1997


DEAR SHAREHOLDER,

     YOU ARE INVITED TO ATTEND THE 1997 ANNUAL MEETING TO BE HELD ON THURSDAY, MAY 14, 1997, IN SKOKIE, ILLINOIS.

     THE ANNUAL MEETING WILL BEGIN WITH VOTING ON THE MATTERS SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON OTHER BUSINESS MATTERS PROPERLY BROUGHT BEFORE THE MEETING, FOLLOWED BY DISCUSSION.

     AS LAST YEAR, SHAREHOLDERS WHO CANNOT ATTEND THE MEETING IN PERSON WILL BE ABLE TO HEAR THE MEETING LIVE OVER THE INTERNET. YOU ARE DIRECTED TO THE INSTRUCTIONS FOR CONNECTING TO THE BELL & HOWELL'S HOME PAGE ENCLOSED SEPARATELY WITH THIS PROXY STATEMENT.

     WHETHER OR NOT YOU PLAN TO ATTEND, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY FORM IN THE ENCLOSED ENVELOPE OR BY VOTING OVER THE INTERNET IN THE MANNER PROVIDED ON THE PROXY FORM.

                                        CORDIALLY,



                                        CHAIRMAN OF THE BOARD

BELL & HOWELL COMPANY
NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS


Bell & Howell Company's 1997 Annual Meeting of Shareholders will be held at 5215 Old Orchard Road, Skokie, Illinois, on Wednesday, May 14, 1997, at 8:00 a.m., CDT. The shareholders will act on the matters listed below:

     (1)  Election of Directors for the ensuing year and

     (2) Transaction of such other business as may properly come before the meeting.


This Proxy Statement is furnished in connection with the solicitation of proxies by Bell & Howell Company on behalf of the Board of Directors for the 1997 Annual Meeting of Shareholders.

Only Shareholders of record at the close of business on March 20, 1997, will be entitled to vote at the meeting and any adjournments.

You can ensure that your shares are voted at the meeting by promptly completing, signing, dating and returning the enclosed proxy form in the envelope provided or by voting over the Internet in the manner provided on the proxy form. Sending in a signed proxy will not affect your right to attend the meeting and vote. A shareholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by submitting another proxy bearing a later date or by notifying the Inspector of Election in writing of such revocation.

If you plan to attend the meeting, please complete and return the advance registration form on the back page of this Proxy Statement. An admission card, which will expedite your admission to the meeting, will be mailed to you about ten days prior to the meeting.

GARY S. SALIT                                                   April 16, 1997
Corporate Counsel and Secretary

1.   ELECTION OF DIRECTORS

At the 1997 Annual Meeting, 10 Directors are to be elected to hold office until the 1998 Annual Meeting and until their successors have been elected and have qualified. The Board's nominees, Messrs. William J. White (Chairman), David W. Bonderman, David G. Brown, J. Taylor Crandall, Daniel L. Doctoroff, Nils A. Johansson, William E. Oberndorf, James P. Roemer, Gary L. Roubos and John H. Scully, listed on pages 3 and 4 with brief biographies, are all current Bell & Howell Directors. The Board knows of no reason why any nominee may be unable to serve as a Director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend.

The following sets forth the names, ages and year each Director was first elected a Director, and the recent business experience and certain other information relating to each Director:

WILLIAM J. WHITE, 58, has served as Chairman of the Board and Director of the Company since its organization in February 1993 and of Bell & Howell Operating Company ("BHOC") since February 1990. He served as Chief Executive Officer of the Company from its organization to February 1997 and of BHOC from February 1990 to February 1997. He was President of the Company from February 1993 to February 1995 and of BHOC from February 1990 to February 1995. Prior to joining Bell & Howell, Mr. White was President and Chief Executive Officer of Whitestar Graphics, Inc. (a printing and graphics company) from January 1989 through January 1990, when it was acquired by the William Blair Leveraged Capital Fund. He is also a Director of TJ International, Inc. and Readers Digest Association, Inc.

JAMES P. ROEMER, 49, has served as Director of the Company and BHOC since February 1995. In February 1997 he was elected President and Chief Executive
Officer of the Company and BHOC.   From February 1995 to February 1997 he
served as President and Chief Operating Officer of the Company and BHOC. Prior to that, he served as President and Chief Executive Officer of UMI Company from January 1994 to June 1995. Mr. Roemer joined Bell & Howell as Vice President and Bell & Howell Publication Systems Company (PSC) as President and Chief Operating Officer in October 1991 and was promoted to President and Chief Executive Officer of PSC in September 1993. Prior to joining Bell & Howell, Mr. Roemer was President of the Michie Group, Mead Data Central from December 1989 to October 1991. From January 1992 to December 1989 he was Vice President and General Manager of Lexis, an on-line information service. From April 1981 to December 1982 he served as acting President of Mead Data Central.

DAVID BONDERMAN, 54, has been a Director of the Company since its organization in February 1993 and served as a Director of BHOC from December 1987 until February 1993. He has been the Managing General Partner of TPG Partners L.P. (a private investment company) since December 1993. From August 1992 to December 1993, he was a private investor. From July 1983 through August 1992, he was Vice President and Chief Operating Officer of Keystone, Inc (a private investment company). He is also a Director of Beringer Wine Estates, Inc., Carr Realty Group, Continental Airlines, Ducati Motor Holdings S.p.A., National Education Corporation, Ryanair, Ltd., Virgin Cinemas, Ltd. and Washington Mutual Inc.

DAVID G. BROWN, 40, has been a Director of the Company since April 1995 and served as a Director of BHOC from January 1994 to April 1995. He has been a principal in Arbor Investors LLC (a private investment company ) since August 1995 and has been a Vice President of Keystone, Inc. since August 1993. Prior to joining Keystone, Mr. Brown was a Vice President in the Corporate Finance Department of Salomon Brothers Inc from August 1985 to July 1993. While at Salomon Brothers Inc, Mr. Brown served on the Board of Directors of Redman Industries from January 1990 to January 1992.

J. TAYLOR CRANDALL, 42, has been a Director of the Company since its organization in February 1993 and was a Director of BHOC from November 1990 until February 1993. He has been Vice President and Chief Financial Officer of Keystone, Inc. since October 1986. He was President, Director and sole stockholder of Acadia MGP, Inc. (managing general partner of Acadia Investment Partners, L.P., the sole general partner of Acadia Partners, L.P. (an investment partnership) from January 1992 to September 1995. He is also a Director of Washington Mutual Inc.

DANIEL L. DOCTOROFF, 38, has been a Director of the Company since its organization in February 1993 and served as a Director of BHOC from June 1990 until February 1993. He has served as Managing Partner of Insurance Partners Advisors, L.P. since February 1994 and as Managing Director of Oak Hill Partners, Inc. (successor to Rosecliff, Inc., the investment advisor to Acadia Partners, L.P.) since March 1992. Since October 1992, he also has been a Vice President of Keystone, Inc. He was Managing Director of Rosecliff, Inc. from August 1987 through March 1992. He is also a Director of Capstar Hotel Company, Kemper Corporation and Specialty Foods Corporation.

NILS A. JOHANSSON, 48, has been a Director of the Company since its organization in February 1993 and of BHOC since April 1990. Since January 1994, he has held the office of Executive Vice President and Chief Financial Officer of the Company and BHOC. Mr. Johansson served as Senior Vice President, Finance and Chief Financial Officer of the Company from February 1993 to January 1994 and of BHOC from December 1991 to January 1994. From May 1989 to December 1991, he was Vice President, Finance, Treasurer and Chief Financial Officer of BHOC. From February 1981 to May 1989 he held various executive positions with Bell & Howell, including positions in corporate treasury and group control, planning, financial analysis and business development.

WILLIAM E. OBERNDORF, 43, has been a Director of the Company since its organization in February 1993 and was a Director of BHOC from July 1988 through February 1993. He has served as Managing Director of SPO Partners & Co. (a private investment company) since March 1991 and was General Partner of San Francisco Partners II (an investment limited partnership) from 1978 through 1990. He is also a Director of Plum Creek Timber Company, L.P.

GARY L. ROUBOS, 60, has been a Director of the Company since February 1994. He has been Chairman of the Board of Dover Corporation (a diversified equipment manufacturer) since August 1989 and was President from May 1977 to May 1993. He is also a Director of Dover Corporation, Omnicom Group, Inc. and The Treasurer's Fund.

JOHN H. SCULLY, 52, has been a Director of the Company since its organization in February 1993 and was a Director of BHOC from July 1988 until February
1993.  He has served as Managing Director of SPO Partners & Co. since
March 1991.  From 1971 to 1990, he was General Partner of San Francisco Partners
II.  He is also a Director of Plum Creek Timber Company, L.P.

-    INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

The following table includes all Bell & Howell stock holdings, as of March 20, 1997, of the Company's Directors and five most highly-compensated executive officers.

------------------------------------------------------------------------------
Directors and Executive Officers:         Number of Shares           Percent
------------------------------------------------------------------------------
David Bonderman(1)                             727,385               4.0%
William J. White(2)                            549,540               3.0%
John H. Scully                                 292,812               1.6%
Nils A. Johansson                              247,812               1.4%
James P. Roemer                                171,555               *
J. Taylor Crandall                             130,228               *
William E. Oberndorf                            54,190               *
Henry G. Riner                                  18,020               *
Ben L. McSwiney                                 13,500               *
Daniel L. Doctoroff                             10,758               *
Gary L. Roubos                                   1,704               *
All directors and executive officers as a    2,479,209              13.5%
group (16 persons)
------------------------------------------------------------------------------

______________

(1) Includes 72,488 shares owned by Group Management, Inc. and 64,483 shares owned by Bonderman Family Limited Partnership.

(2) Includes 447,300 shares held in a trust of which Mr. White is neither trustee nor beneficiary but for which he has the power to vote and dispose of shares.

(3) Includes 292,812 shares owned by Cranberry Lake Partners Limited over which Mr. Scully exercises investment discretion.

 *   less than 1%


-    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists beneficial owners of more than five percent of the Company's Common Stock as of December 31, 1996.

------------------------------------------------------------------------------
Name and Address of Beneficial Owner      Number of Shares           Percent
------------------------------------------------------------------------------
Keystone, Inc.
3100 Texas Commerce Tower
201 Main Street
Fort Worth, Texas 76102                   4,363,000 shares           23.8%

FMR Corp.
32 Devonshire Street
Boston, Massachusetts 02109-3614          1,938,000 shares           10.6%
------------------------------------------------------------------------------

-    BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors held four meetings during 1996. The average attendance by Directors at these meetings was 93%, and all nominees attended at least 75% of the Board and Committee meetings they were scheduled to attend.

The committees of the Board of Directors are a Compensation Committee and an Audit Committee.

Members of the Compensation Committee are Directors Oberndorf (Chairman), Bonderman, Crandall, Doctoroff and Roubos. This Committee has two primary responsibilities: (1) to monitor the Company's management resources, structure, succession planning, development and selection process and the performance of key executives; and (2) to review and approve executive compensation. It also serves as the committee administering the Bell & Howell 1995 Stock Option Plan and the Management Incentive Bonus Plan. This Committee met twice during 1996.

Members of the Audit Committee are Directors Roubos (Chairman), Oberndorf and Scully. This Committee addresses the quality of the Company's financial reporting and related systems of internal accounting controls. Its duties include: (1) approving the selection of independent auditors; (2) reviewing the scope and results of the independent audit; (3) reviewing the evaluation of the Company's systems of internal accounting controls and (4) appraising the Company's financial reporting (including its Proxy Statement and 10-K) and the accounting standards and principles followed. The Audit Committee met twice during 1996.

All of the Directors, except for Messrs. Johansson, Roemer and White, participate in the 1995 Non-Employee Directors' Stock Option Compensation Plan. The Plan provides for annual non-qualified stock option grants to each Director who is serving on the Board at the time of such grant and who is not also an employee of Bell & Howell or any of its affiliates. Each annual grant permits a non-employee Director to purchase a specified number of shares of the Company's Common Stock at an exercise price not less than the
fair value of the Common Stock on the date the option is granted.   The
number of shares which may be purchased is equal to the total annual compensation otherwise payable to a Director divided by the fair market value of an option on one share of Common Stock. For these purposes, the value of an option is determined using the Black-Scholes option-pricing model. Annual grants will be made as of the last day of trading of the Company's Common Stock in the second fiscal quarter of each fiscal year through 2005. The options expire ten years after the date they are granted or at such earlier date as may be provided by the Plan provisions upon retirement, disability, death or other termination of service.

For 1996, the annual compensation was set at $20,000 per annum for each non-employee Director. Based on that amount, each non-employee Director received an option grant on 1,225 shares of the Company's Common Stock at an exercise price of $32.625, determined as of June 28, 1996, using the formula described above. All Directors are reimbursed travel expenses for attendance at Board meetings.

-    REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     -    COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

The Compensation Committee of the Board of Directors, consisting entirely of non-employee Directors, approves the objectives and policies governing the compensation to the Company's executive officers. In 1996, the Committee met twice, primarily to review and approve performance targets and achievement levels and to review major compensation actions.

The philosophy of the Committee is:

     -    to align executive compensation with shareholder interests

     - to ensure that compensation is at a level that enables the Company to attract and retain high quality talent

     - to provide significant rewards for achievement of business objectives and growth in shareholder value

The Company's compensation program for executive officers currently consists of the following key elements: base salary, annual bonuses and stock option grants. Each element of the program has a somewhat different purpose, and all of the Committee's determinations during 1996 (as in prior years) regarding the appropriate form and level of executive compensation payments and awards were ultimately judgments based upon the Committee's ongoing assessment and understanding of the Company and its executive officers. Salary payments in 1996 were made to compensate ongoing performance through the year, while 1996 bonuses were paid in 1997 based, in part, upon the Committee's judgment regarding the executive officers' contributions and achievement of business objectives during 1996. Stock option grants are primarily designed to provide strong incentives for creation of long-term shareholder value and continued retention by the Company of executive officers and other key employees. Unvested stock option grants are generally forfeited if the executive officer leaves the Company before retirement.

All stock option grants are made under the Bell & Howell 1995 Stock Option Plan and are directly linked to the shareholders' interest as the value of the awards will increase or decrease based upon the future price of the Company's Common Stock.

In determining the overall level and form of executive compensation to be paid or awarded in 1996, the Committee's judgment was primarily based upon its ongoing assessment of the Company's overall performance -- and its future objectives and challenges -- rather than as a guideline or formula based on any particular performance measure in a single year. Some of the specific factors affecting the Committee's judgment in 1996 included, among other things: continued increases in the Company's earnings per share and productivity in a period of rapid change and intensified competition. The Committee also considered the compensation practices and performances of other major corporations, which are most likely to compete with the Company for the services of its executive officers.

The Committee's decisions concerning the specific 1996 compensation elements for individual executive officers, including the Chief Executive Officer, were made within this broad framework and in light of each executive officer's level of responsibility, performance and current salary.

Federal tax law establishes certain requirements in order for compensation exceeding $1 million earned by certain executives to be deductible. Because the total compensation for executive officers is below the $1 million threshold, the Compensation Committee has not had to address the issues relative thereto.

     -    BASES FOR CHIEF EXECUTIVE OFFICER COMPENSATION

For 1996, Mr. White received total cash payments of $968,186 in salary and bonus (as shown in the Summary Compensation Table on page 9).

For 1996, Mr. Roemer received total cash payments of $798,287 in salary and bonuses (as shown in the Summary Compensation Table on page 9).

As shown in the Summary Compensation Table, Mr. Roemer was also granted stock options for 385,000 shares of Bell & Howell common stock in 1995, the first portion of which becomes exercisable in May 1998. These grants would be forfeited if he were to leave the Company for reasons other than disability or death before they become exercisable. These grants offer Mr. Roemer an opportunity for significant capital accumulation if exceptional shareholder value is created.

In determining Mr. Roemer's 1997 compensation, the Committee has focused on his ability to enhance the long-term value of the Company. During his tenure with Bell & Howell, he has been a leader in the revitalization of the Company and its evolution into a provider of technological solutions within a number of market segments. Mr. Roemer's total compensation is based on both Bell & Howell's recent performance, including 1996 increases in revenues, net income, operating cash flow and productivity, and his contributions to the overall long-term strategy and financial strength of the Company.

                                      *****

The foregoing report on executive compensation is provided by the following outside directors, who comprised the Compensation Committee during 1996:

William E. Oberndorf (Chairman)         Daniel L. Doctoroff
David W. Bonderman                      Gary L. Roubos
J. Taylor Crandall

-    SUMMARY COMPENSATION TABLE

The following table sets forth the cash compensation paid by the Company or a subsidiary of the Company to each of its five most highly compensated executive officers for fiscal 1996, 1995 and 1994:

                                       SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                                                               COMPENSATION
                                                                      ------------------------------
                                                                      AWARDS (2)         PAYOUTS (3)
                                                                      ----------         ----------
                                           ANNUAL COMPENSATION        SECURITIES
NAME AND PRINCIPAL           FISCAL        -------------------        UNDERLYING          LTIP           ALL OTHER
POSITION                      YEAR       SALARY         BONUS (1)     OPTIONS (#)        PAYOUTS       COMPENSATION
------------------           ------      --------       ---------     ----------         -------       ------------
William J. White,             1996       $643,853       $294,241         ---             $  ---        $  30,092 (4)
Chairman of the Board         1995        614,427        307,501       460,000              ---           34,574 (4)
                              1994        597,696        582,754         ---                ---           36,711 (4)

James P. Roemer               1996        510,572        233,331         ---               54,384         94,984 (5)
President and Chief           1995        405,655        252,689       385,000              ---           21,992 (5)
Executive Officer             1994        206,000        132,679         ---              431,679        176,758 (5)

Nils A. Johansson             1996        396,162        181,046         ---               79,380         27,069 (6)
Executive Vice President      1995        363,827        216,063       270,000              ---           31,768 (6)
and Chief Financial Officer   1994        264,092        184,865         ---              184,500         21,200 (6)

Ben L. McSwiney               1996        254,539        107,413        12,000              ---          113,422 (8)
President of MPS              1995 (7)    140,219          9,363        10,500              ---            2,963 (8)

Henry G. Riner                1996        249,999         34,050        12,000             10,560         65,746 (10)
President of UMI              1995 (9)    193,655         95,000        10,000              ---            6,411 (10)

(1) Consists of amounts awarded under an employment agreement in respect of Mr. White and under the Bell & Howell Operating Company's Management Incentive Bonus Plan (the "MIB") in respect of Messrs. Roemer, Johansson, McSwiney and Riner. The MIB provides a financial incentive for key management employees to focus their efforts on, and achieve, annual financial targets. Payments under the MIB for fiscal 1996 were made in February 1997.

(2) Amounts reflected in this column are for grants of stock options under the 1995 Stock Option Plan for the Common Stock of Company. No Stock Appreciation Rights (SAR's) have been used by the Company.

(3) For fiscal 1994, consists of amounts earned under Bell & Howell Operating Company's Long-Term Incentive Plan: 1991-1994 (the "1991-1994 LTIP"). The 1991-1994 LTIP provided long-term incentives to key management employees by rewarding them for achieving financial targets for the period commencing fiscal 1991 through fiscal 1994. Messrs. White, McSwiney and Riner did not participate in the 1991-1994 LTIP. Mr. Roemer earned $287,674 under an additional long-term incentive plan in 1994. Payments under the 1991-1994 LTIP were made in March 1995.

     For fiscal 1996, consists of amounts earned under Bell & Howell Operating Company's Long-Term Incentive Plan: 1993-1996 (the" LTIP II"). LTIP II provided long-term incentives to key management employees by rewarding them for achieving financial targets for the period commencing fiscal 1993 through fiscal 1996. LTIP II was terminated as of the end of fiscal 1994 and replaced with the 1995 Stock Option Plan. Awards earned as of the end of 1994 were frozen at that time. Prorated payments under the LTIP II were made in cash in February 1997.

(4) For fiscal 1996, 1995 and 1994, consists of $3,000 in contributions to the Bell & Howell Profit Sharing Retirement Plan ("PSRP"); $16,027, $20,944 and $19,953, respectively, in contributions to the Bell & Howell Replacement Benefit Plan ("RBP") and $11,065, $10,630 and $13 758, respectively, in imputed life insurance.

(5) For fiscal 1996, 1995 and 1994 consists of $3,000 in contributions to the PSRP; $3,384, $2,084 and $1,905, respectively, in imputed life insurance; and $12,381, $16, 908 and $7,183, respectively, in contributions to the RBP; and for fiscal 1996 and 1994 consists of $76,219 and $164,670, respectively for relocation and related expenses.

(6) For fiscal 1996, 1995 and 1994, includes $6,000 in contributions to the PSRP; $18,489, $23,328 and $13,172, respectively, in contributions to the RBP; and $2,580, $2,440 and $2,028, respectively, in imputed life insurance.

(7) 1995 reflects compensation for the six-month period from July 1995, when Mr. McSwiney's employment by the Company began, through December 1995.

(8) For fiscal 1996 and 1995, consists of $3,000 and $2,308, respectively, in contribution to the PSRP; and $3,011 and $655, respectively, in imputed life insurance; and for fiscal 1996 includes $2,278 in contributions to the RBP. Fiscal 1996 includes the taxable income component on the exercise of previously issued non-qualified stock options of $45,562.

(9) 1995 reflects compensation for the full year 1995, during which Mr. Riner was promoted to President of UMI.

(10) For fiscal 1996 and 1995, consists of $3,000, in contributions to the PSRP; $3,992 and $2,558, respectively, in contribution to the RBP; and $2,289 and $853, respectively, in imputed life insurance. Fiscal 1996 includes the taxable income component on the exercise of previously issued non-qualified stock options of $22,562.

-    STOCK OPTIONS

In May 1995, the Company adopted the 1995 Stock Option Plan (the "Option Plan"). A total of 2,160,000 shares of Common Stock was reserved for issuance under the Option Plan. The intent of the Option Plan is to increase shareholder value and maintain an entrepreneurial spirit within the Company by providing significant capital accumulation opportunities to the Company's key employees, but only if exceptional shareholder value is created. Under the Option Plan, the Company granted options to Messrs. White, Roemer and Johansson in the amounts shown on the table which follows on page 12, exercisable in a series of six option exercise prices, the first of which was $15.50, the initial public offering price, and the remainder of which will equal 120% of the exercise price of the preceding increment. These options are exercisable as follows: up to 25% after three years, up to 50% after four years and up to 100% after five years. The term for options granted to Messrs. White, Roemer and Johansson is six years.

Options to Messrs. McSwiney and Riner, in the amounts shown on the table which follows, as well as to other executive officers and key employees, were granted by the Company to those persons selected by the Compensation Committee based on the value of their contribution to the Company. Under the terms of the Option Plan, these persons may receive incentive stock options in such amounts as may be established by the Compensation Committee at the time of grant. The exercise price of each option will also be determined by the Compensation Committee at the time of grant, but the price will not be less than the fair market value of the Common Stock on the date of grant.
The term for such options is ten years and vest in equal increments over a five year period from the date of each grant. In addition to the options granted to Messrs. White, Roemer and Johansson, as of March 20, 1997, the Company had outstanding grants of 366,000 shares to executive officers and key employees.

The table on page 12 also shows the potential realizable value from stock options granted in 1995 and 1996. These hypothetical gains are based entirely on assumed annual growth rates of five, ten and twenty per cent in the value of the Company's Common Stock price over the lives of the stock options granted. The options granted to Mr. White, for example, would produce the pre-tax gain of $8,732,066 shown in the table if the Company's Common Stock price rises by 20% per annum over the six year life of the options. Based on the number of shares outstanding at the end of 1996, such an increase in the Company's Common Stock price would produce a corresponding aggregate pre-tax gain of over $563,607,009 for the Company's shareholders. In other words, Mr. White's potential gain from stock options granted in 1995 would equal about one and 50/100ths percent (i.e., 1.5%) of the potential gain to all shareholders resulting from the assumed future stock price increases.

The tables on pages 11 and also provide information on stock options granted to the five most highly compensated executive officers during 1996. Stock options to Messrs. White, Roemer and Johansson expire six years after the date of grant and to all other executive officers, including Messrs. Riner and McSwiney, expire ten years after the date of grant. Grants to Messrs. White, Roemer and Johansson are not exercisable until May 1, 1998. Grants to all other executive are not exercisable until one year from the initial date of grant.

Under current law, the following are U.S. federal income tax consequences generally arising with respect to awards under the Plan.

A participant who is granted an incentive stock option does not recognize any taxable income at the time of the grant and, similarly, the Company is not entitled to any deduction at the time of grant. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years form the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. Conversely, if a participant disposes of the acquired shares before two years from the date of grant or one year from the date of exercise, any gain will be treated as ordinary income and any loss will be treated as a short-term capital loss. The Company will then be entitled to a deduction for federal income tax purposes.

A participant who is granted a non-qualified stock option will not have taxable income at the time of grant, but will have taxable income at the time of exercise equal to the difference between the exercise price and the market value of the Company's Common Stock on the date of exercise. The Company is entitled to a tax deduction for the same amount.

Option grants totalling approximately [28,000] shares were exercisable at the end of fiscal 1996.

-    AGGREGATED OPTION EXERCISES IN 1996 AND YEAR END OPTION VALUES

                                                                         NUMBER OF UNEXERCISED
                                                                               OPTIONS AT                 VALUE OF UNEXERCISED
                                                                                                          IN-THE-MONEY OPTIONS
                                                                             YEAR-END (#) (1)             AT YEAR-END ($)(1)(2)
                                                                         ---------------------            ---------------------

                              SHARES ACQUIRED       VALUE REALIZED            EXERCISABLE/                      EXERCISABLE/
NAME                          ON EXERCISE (#)           ($) (1)              UNEXERCISABLE                     UNEXERCISABLE
------------------            ---------------       --------------       ---------------------            ---------------------

William J. White                  None                   N/A               None / 460,000 (3)             None /  $575,000 (3)

James P. Roemer                   None                   N/A               None / 385,000 (3)             None /   481,250 (3)

Nils A. Johansson                 None                   N/A               None / 270,000 (3)             None /   337,500 (3)

Ben L. McSwiney                   None                   N/A               2,100/   8,400 (4)             4,725 /   18,900 (4)
                                                                           None /  12,000 (5)             None /    None   (5)

Henry G. Riner                    None                   N/A               2,000/   8,000 (4)            14,500 /   58,000 (4)
                                                                           None/   12,000 (5)             None /    None   (5)



(1) All information provided is with respect to stock options. No SARs have been issued by the Company.

(2) The amounts have been determined by multiplying the aggregate number of options by the difference between $22.75, the closing price of the Common Stock on December 27, 1996 (the last trading day of 1996), and the exercise price of the options.

(3) These options are exercisable as follows: up to 25% after May 1998, up to 50% after May 1999 and up to 100% after May 2000.

(4) These options are exercisable in 20% cumulative increments beginning in May of each year from May 1996 through May 2000.

(5) These options are exercisable in 20% cumulative increments beginning in May of each year from May 1997 through May 2001.

-    STOCK OPTIONS GRANTED IN 1995 AND 1996


                                Number of        Percent
                                Securities       of Total        Exercise         Latest      Potential Realizable Value at Assumed
                                Underlying        Annual           or            Possible         Annual Rates of Stock Price
                   Year of       Options          Options       Base Price      Expiration     Price Appreciation For Option Term
Name                Grant       Granted (#)       Granted          ($/Sh)          Date          5%           10%            20%

William J. White     1995         46,000                          $15.50         May 2001     $242,488   $550,123      $1,416,007
                     1995         46,000                           18.50         May 2001      104,488    412,123       1,278,007
                     1995         92,000                           22.25         May 2001         -       479,246       2,211,013
                     1995         92,000                           26.75         May 2001         -        65,246       1,797,013
                     1995         92,000                           32.00         May 2001         -          -          1,314,013
                     1995         92,000                           38.50         May 2001         -          -            716,013
                              ----------
                                 460,000            35.4%

James P.  Roemer     1995         38,500                          $15.50         May 2001     $202,952   $460,429      $1,185,136
                     1995         38,500                           18.50         May 2001       87,452    344,929       1,069,636
                     1995         77,000                           22.25         May 2001         -       401,108       1,850,522
                     1995         77,000                           26.75         May 2001         -        54,608       1,504,022
                     1995         77,000                           32.00         May 2001         -          -          1,099,772
                     1995         77,000                           38.50         May 2001         -          -            599,272
                              ----------
                                 385,000            29.7%

Nils A. Johansson    1995         27,000                          $15.50         May 2001     $142,330   $322,898      $  831,134
                     1995         27,000                           18.50         May 2001       61,330    241,898         750,134
                     1995         54,000                           22.25         May 2001         -       281,297       1,297,769
                     1995         54,000                           26.75         May 2001         -        38,297       1,054,769
                     1995         54,000                           32.00         May 2001         -          -            771,269
                     1995         54,000                           38.50         May 2001         -          -            420,269
                              ----------
                                 270,000            20.8%

Ben L. McSwiney      1996         12,000             5.3%         $31.75         May 2006     $239,609   $607,216      $1,978,052
                     1995         10,500             0.8%          20.50        July 2005      135,370    343,053       1,117,521

Henry G. Riner       1996         12,000             5.3%         $31.75         May 2006     $239,609   $607,216      $1,978,052
                     1995         10,000             0.8%          15.50         May 2005       97,479    247,030         804,719


(1) THE OPTION PLAN REPLACED THE BELL & HOWELL COMPANY AND SUBSIDIARIES LONG-TERM INCENTIVE PLAN: 1993-1996 ("LTIP II") WHICH COVERED OFFICERS AND CERTAIN EMPLOYEES AND WAS TO PROVIDE PAYMENTS BASED ON THE PARTICIPANT'S PARTICIPATION LEVEL (WHICH IS EITHER 30% OR 60% OF THE EMPLOYEE'S BASE RATE OF PAY ON JANUARY 1, 1993 OR THE DATE SUCH PARTICIPANT WAS DESIGNATED AS ELIGIBLE FOR LTIP II BY THE BOARD OF DIRECTORS), CONTINGENT UPON
     ACHIEVEMENT OF ESTABLISHED FINANCIAL TARGETS.   PRORATED AMOUNTS UNDER LTIP
     II WERE PAID TO ELIGIBLE PARTICIPANTS IN FEBRUARY 1997.

(2) THE TABLE SETS FORTH THE POTENTIAL REALIZABLE VALUES OF SUCH OPTIONS, UPON THEIR LATEST POSSIBLE EXPIRATION DATE, AT ARBITRARILY ASSUMED ANNUALIZED RATES OF STOCK PRICE APPRECIATION OF FIVE,TEN AND TWENTY PERCENT OVER THE
     TERM OF THE OPTIONS.   BECAUSE ACTUAL GAINS WILL DEPEND UPON, AMONG OTHER
     THINGS, THE ACTUAL DATES OF EXERCISE OF THE OPTIONS AND THE FUTURE PERFORMANCE OF THE COMMON STOCK IN THE MARKET, THE AMOUNTS REFLECTED IN THIS TABLE MAY NOT REFLECT THE VALUES ACTUALLY REALIZED. NO GAIN TO THE NAMED EXECUTIVE OFFICERS IS POSSIBLE WITHOUT AN INCREASE IN STOCK PRICE WHICH WILL BENEFIT ALL SHAREHOLDERS PROPORTIONATELY.

-     SUPPLEMENTAL RETIREMENT PLAN

The Bell & Howell Supplemental Retirement Plan ("SRP") provides officers and certain employees with additional pension benefits upon retirement, in order to supplement social security and other benefits provided under the Bell & Howell Profit Sharing Retirement Plan ("PSRP") and the Bell & Howell Replacement Benefit Plan ("RBP").

Generally, the SRP provides for lifetime monthly pension payments which equal the excess, if any, of (i) up to 50% (the actual percentage being proportional to length of service) of the participant's average monthly compensation (which is defined to include salary and annual bonuses up to 150% of target) during the highest paid four years of the participant's last six years of employment over (ii) the sum of the aggregate monthly amounts which are payable under the PSRP, RBP (in each case exclusive of voluntary and mandatory employee contributions and investment additions thereon) and primary social security benefits. If a participant is involuntarily terminated other than "for cause" and he has been a plan participant for at least five years, he shall be entitled to deferred SRP payments calculated as if his termination date were his retirement date. If a participant voluntarily terminates his employment and he has been an employee for at least ten years and a plan participant for at least five years, he shall be entitled to deferred SRP payments calculated as if his termination date were his retirement date. The estimated credited years of service at the end of fiscal 1996 for each of the individuals listed in the Supplemental Retirement Plan Table below are six, five, fifteen, one and two years for Messrs. White, Roemer, Johansson, McSwiney and Riner, respectively. The Company estimates that the annual benefits which have accrued through the end of fiscal 1996 and would be payable upon retirement at age 60 pursuant to the SRP would be $142,950, $43,600, $152,475 and $3,675 for Messrs. White, Roemer, Johansson
and Riner, respectively. No SRP benefits have yet accrued at the end of fiscal 1996 for Mr. McSwiney.

The Company estimates that the following annual benefits would be payable upon retirement at or after age 60 to persons in the following specified participation levels, compensation and year-of-service classifications, less amounts received as social security benefits and benefits under Bell & Howell Operating Company's other retirement plans:

 Participation                                   Years of Service
 Level I
 Remuneration               15                       20 or more
 ------------            ---------                ------------------

  $250,000               $  93,750                     $125,000
   425,000                 159,375                      212,500
   600,000                 225,000                      300,000
   775,000                 290,625                      387,500
   950,000                 356,250                      475,000



 Participation                       Years of Service
 Level II
 Remuneration               15        20        25        30 or more
 -------------           -------   -------   -------      ----------
  $125,000               $34,375   $43,750   $53,125      $   62,500
   150,000                41,250    52,500    63,750          75,000
   175,000                48,125    61,250    74,375          87,500
   200,000                55,000    70,000    85,000         100,000
   225,000                61,875    78,750    95,625         112,500

-    RELATED PARTY TRANSACTIONS

The Company has made loans (the balance of which totaled $1,443,896 at the end of fiscal 1996) to certain key employees in connection with their purchases of the Company's Common Stock. Pursuant to the terms of such loans, the shares acquired are pledged as security. The following individuals had loans in excess of $60,000 outstanding at the end of fiscal 1996: N. A. Johansson ($236,128), S. T. Lieberman ($90,818), M.T. Rubly
($359,987), B. L. McSwiney  ($356,977) and H. G. Riner ($257,814).  Each loan is evidenced by an installment note which bears interest at BHOC's marginal rate of borrowing (approximately 6% at this time). The notes from Messrs. Johansson and Lieberman and Ms. Rubly are due on December 31, 1998, and the notes from Messrs. McSwiney and Riner are due on December 31, 2000.
Interest and principal may be deferred until that date.

-    EMPLOYMENT CONTRACT

BHOC entered into an employment agreement with William J. White dated as of March 23, 1990. Mr. White's salary and bonus are set by the Compensation Committee of the Company's Board of Directors. Pursuant to the terms of the employment agreement, Mr. White is an employee at will. The agreement provides that Mr. White shall be entitled to severance pay equal to one-half of his annual base salary at the time of his termination and a prorated bonus if terminated without cause or if Mr. White resigns for good reason (as defined therein). The agreement contains noncompetition and confidentiality commitments.

-    CERTAIN TRANSACTIONS

During 1996, Bell & Howell Company and its subsidiaries did not have any purchase, sale, lease, finance, insurance or other transactions with companies or organizations with which Bell & Howell's Directors are associated.

-    PERFORMANCE GRAPH: FISCAL 1996

COMPARISON OF EIGHT MONTH CUMULATIVE TOTAL RETURN AMONG BELL & HOWELL, DOW JONES INDUSTRIAL AVERAGE (DJIA) AND S&P GROUP

The following graph compares the cumulative total return of the Company's Common Stock as compared with the S&P 500 Stock Index and a weighted composite of the S&P Publishing Index and S&P Office Equipment & Supplies Index, weighted based on the Company's current year EBITDA.





The graph assumes a $100 investment made on May 2, 1995, the first trading date of the Company's Common Stock, and the reinvestment of all dividends, as follows:

                        Dollar Value of $100 Investment at
                        ------------------------------------
                        May 2, 1995        December 28, 1996
                        -----------        -----------------
Bell & Howell             $100.00               $146.77
Composite Group            100.00                128.47
S&P 500                    100.00                146.99

2.   OTHER MATTERS

-    SHAREHOLDER PROPOSALS FOR 1998

Under the rules of the Securities and Exchange Commission, shareholder proposals submitted for next year's Proxy Statement must be received by Bell & Howell no later than the close of business on December 14, 1997, to be considered. Proposals should be addressed to Gary S. Salit, Esq., Bell & Howell Company, 5215 Old Orchard Road, Skokie, Illinois 60077-1076.

-    VOTING SECURITIES

Shareholders of record at the close of business on March 20, 1996, will be eligible to vote at the meeting. The voting securities of Bell & Howell consist of its $.001 par value common stock, of which 18,335,182 shares were outstanding on March 20, 1997. Each share outstanding on the record date will be entitled to one vote.

Individual votes of shareholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual share owner voting records is limited to the Independent Inspectors of Election (Boston EquiServe, L.P.) and certain employees of Bell & Howell and its agents who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

-    VOTE REQUIRED FOR APPROVAL

The 10 nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected. All other matters require for approval the favorable vote of a majority of shares voted at the meeting in person or by proxy. Abstentions and broker non-votes will not be treated as votes cast and, therefore, will have no effect on the outcome of the matters to be voted on at the meeting.

-    MANNER FOR VOTING PROXIES

The shares represented by all valid proxies received will be voted in the manner specified on the proxy forms. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted for: the nominees for director named earlier in this Proxy Statement.

Should any matter not described above be acted upon at the meeting, the persons named in the proxy form will vote in accordance with their judgment. The Board knows of no other matters which may be presented to the meeting.

-    SOLICITATION OF PROXIES

Proxies will be solicited on behalf of the Board of Directors by mail, telephone, telegraph or in person, and solicitation costs will be paid by Bell & Howell. Copies of proxy material and of the Form 10-K for 1997 will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners, and Bell & Howell will reimburse such record holders for their reasonable expenses.

-    ACCOUNTING INFORMATION

Selection of the independent auditors is made by the Board of Directors upon consultation with the Audit Committee. The Company's independent auditors for fiscal 1996 were KPMG Peat Marwick, LLP, which will be available to respond to appropriate questions at the Annual Meeting of Shareholders.

                                                              April 11, 1997

                       1997 ANNUAL MEETING OF SHAREHOLDERS

                                  8:00 A.M. CDT

                                  MAY 14, 1997

                              5215 OLD ORCHARD ROAD

                                SKOKIE, ILLINOIS



                             CUT OFF AT DOTTED LINE
------------------------------------------------------------------------------


                            ADVANCE REGISTRATION FORM

Send your completed and signed proxy form in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend the Annual Meeting.

Attendance at the Annual Meeting is limited to Bell & Howell shareholders or their named representative. We reserve the right to limit the number of representatives who may attend the Annual Meeting.

                                 (PLEASE PRINT)



Shareholder's Name ________________________________________________

Address ___________________________________________________________

        ___________________________________________________________


         (Admission card will be returned c/o the Shareholder's address)

Bell & Howell Company
5215 Old Orchard Road
Skokie, Illinois 60077-1076

Ladies and Gentlemen:

    We have acted as special Delaware counsel to Bell & Howell Company, a Delaware corporation (the "Company"), in connection with the solicitation of proxies for the annual meeting of stockholders of the Company to be held on May 14, 1997 (the "Annual Meeting"). In this connection, you have requested our opinion as to certain matters arising under the General Corporation Law of the State of Delaware (the "General Corporation Law").

    For the purpose of rendering our opinion as stated herein, we have been furnished and have reviewed the following documents:

    (i) the Certificate of Incorporation of the Company as amended through February 10, 1993, which we are advised and accordingly assume constitutes the certificate of incorporation of the Company in effect on the date hereof, and

    (ii) the By-laws of the Company as amended through April 1, 1997, which we are advised and accordingly assume constitute the by-laws of tile Company in effect on the date hereof.

    With respect to the foregoing documents, we have assumed: (i) the authenticity of all documents submitted to us as originals, the conformity to authentic originals of all documents submitted to us as copies or forms, the genuineness of all signatures and the legal capacity of natural persons, and
(ii) that the foregoing documents, in the forms submitted for our review, have not been and will not be altered, amended or repealed in any respect material to our opinion as expressed herein. We have not reviewed any documents of or applicable to the Company other than the documents listed above, nor have we conducted any independent factual investigation of our own for

Bell & Howell Company
April 1, 1997
Page 2

purposes of rendering this opinion; rather, we have relied solely upon the facts and statements set forth in the documents listed above and the additional information recited or assumed in this opinion, all of which we assume to be true, accurate and complete in all material respects. In addition, for purposes of rendering our opinion as expressed herein, we have been advised and assume that the Company does not have in place any policy regarding confidential voting by stockholders.

    We have been advised that the proxy statement with respect to the Annual Meeting will give stockholders the option of transmitting proxies over the Internet. In particular, we understand that the proxy statement of the Company for the Annual Meeting, which proxy statement will be mailed to all stockholders of record by United States mail, will instruct such stockholders wishing to transmit proxies over the Intemet to: (i) visit the Company's "home page" on the Internet (the "Company's Home Page"), and (ii) fill out the form of proxy for the Annual Meeting accessible at the Company's Home Page. In filling out the form of proxy, each stockholder will be required to provide (a) the stockholder's full name and address, (b) the number of shares held of record by the stockholder as indicated on the proxy card, (c) a telephone number where the stockholder may be reached, and (d) the confidential personal identification number contained on the front of the proxy card mailed to such stockholder with the proxy statement. After providing this information, the stockholder will be asked to complete an electronic proxy card indicating how the stockholder wishes to vote with respect to the various matters to be voted upon at the Annual Meeting. Upon supplying the requested information, an image of a proxy card will be generated and shown to the stockholder who will be asked to verify that the information provided is accurate and whether the stockholder wishes to vote at

Bell & Howell Company
April 1, 1997
Page 3

the Annual Meeting as set forth on image. Upon answering yes to this question, the stockholder will be asked whether the completed proxy should be transmitted to the transfer agent. Upon answering yes to this question, a proxy containing the stockholder's voting instructions will be electronically created and transmitted to Boston Equiserve L.P., the Company's transfer agent. No such electronic proxy will be transmitted unless all of the required information is provided. Upon receipt of the electronic proxy, the transfer agent will print a hard copy of the electronic proxy image and determine whether the confidential personal identification number provided for the stockholder is correct. The transfer agent will note whether this information was correctly provided on the face of the copy of the electronic proxy delivered to the inspectors of election.

    You have requested our opinion whether the electronically transmitted proxy created as a result of the electronic process described above is permissible under the General Corporation Law. The General Corporation Law was amended in 1990 to add a new Section 212(c). That subsection provides in pertinent part:

         (c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection
    (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

                                      *   *   *

    (2) a stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, OR OTHER MEANS OF ELECTRONIC TRANSMISSION to the person who will be the holder of the proxy or to a proxy solicitation, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that such telegram, cablegram or other MEANS OF ELECTRONIC TRANSMISSION must either set forth or be submitted with information from which it can be determined

Bell & Howell Company
April 1, 1997
Page 4

    that the telegram, cablegram OR OTHER ELECTRONIC TRANSMISSION was authorized by the stockholder. If it is determined such telegrams, cablegrams OR OTHER ELECTRONIC TRANSMISSIONS are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(emphasis supplied).

    This specific statutory authorization for proxies transmitted via electronic means supersedes prior case law questioning the validity of such proxies under Delaware law. SEE, E.G., PARSHALLE V. ROY, 567 A.2d 19 (Del. Ch. 1989); CONCORD FINANCIAL GROUP V. TRI-STATE MOTOR TRANSIT CO., 567 A.2d 1 (Del. Ch. 1989). As indicated in the commentary to the legislation enacting
Section 212(c), that subsection ". . . specifically authorizes the creation of a proxy relationship by telegram, cablegram or other means of electronic transmission provided that the telegram, cablegram or electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder."

    Section 212(c)(2) makes it clear that electronically transmitted proxies are permissible under Delaware law. Section 212(c) requires, however, as a condition to the validity of any particular electronically transmitted proxy, that such proxy either contain or be submitted with information from which it can be determined by the inspectors of election that such proxy was authorized by the stockholder. Section 212(c) does not specify the information which must be contained in or submitted with electronically transmitted proxies in order to satisfy this requirement.


    You have advised us, and accordingly we have assumed, that the following procedures will be employed in connection with the solicitation of electronic proxies. As described above, the transfer agent will send, by United States

Bell & Howell Company
April 1, 1997
Page 5

mail, to each record stockholder of the Company an individual proxy statement together with a proxy card bearing a confidential personal identification number assigned to such stockholder. Each such proxy staterent will invite the stockholder, if the stockholder so wishes, to transmit a proxy over the Internet. The personal identification number assigned to each record stockholder will be known only to the transfer agent and his employees, and will not be known or be made available by the transfer agent to the Company. Stockholders who visit the Company's Home Page as indicated in the proxy statement for the purpose of transmitting a proxy will be asked to provide their personal identification number. The electronic proxy transmitted to the transfer agent will include the personal identification number provided by the stockholder, and the transfer agent will then verify the personal identification number so provided by the stockholder is the correct number for such stockholder. If the name and personal identification number are not provided correctly, the proxy will not be voted.

    We are also advised, and accordingly have assumed, that hard copies of the electronic proxies will be delivered to the inspectors of election appointed for the Annual Meeting together with a written description by the Company of the foregoing procedures and that the proxies will indicate on their faces whether or not the personal identification numbers were correctly provided.

    While there is no decision of a Delaware court determining the issue, and accordingly the matter is not free from doubt, we believe that the procedures described above to be utilized with respect to electronic proxies to be transmitted over the Intemet on behalf of record holders are adequate to enable a determination to be made by the inspectors of election whether or not a particular proxy was authorized by the holder of record. As set forth above, we

Bell & Howell Company
April 1, 1997
Page 6

have been advised, and we assume, that electronic proxies submitted on behalf of stockholders of record will set forth whether or not the personal identification number was provided by the stockholder voting by proxy. In PARSHALLE V. ROY, SUPRA, the Court of Chancery suggested that if the company adopted some mechanism, such as the issuance of a confidential identification number to be used in connection with the electronic transmission, such procedures might have validated the electronically transmitted proxies used in that case. ID., 567 A.2d at 27-28. Here, the personal identification number procedure described above will be utilized. In addition, the fact that the Company is not soliciting electronic transmission of proxies in the mass media renders the entire process less subject to the potential for abuse which was noted by the Delaware courts in PARSHALLE V. ROY, SUPRA, and CONCORD FINANCIAL GROUP V. TRI-STATE MOTOR TRANSIT CO., SUPRA.

    Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth hereinbelow, it is our opinion that the procedures described hereinabove for the electronic transmission by record holders of proxies and for the authentication thereof are permitted under the General Corporation Law.

    The foregoing opinion is limited to the General Corporation Law. We have not considered and express no opinion on the effect of any other laws or the laws of any other state or jurisdiction, including federal laws regulating securities or other federal laws, or the rules and regulations of stock exchanges or of any other regulatory body. In addition, we have not considered, and express no opinion on, the validity of any particular proxies which may be cast at the Annual Meeting. The opinion expressed herein is solely for your benefit in connection with the matters described herein and may not be relied upon by any other person, or for any other purpose, without our prior written consent. We understand that you wish to furnish a copy of this opinion to the Securities and Exchange Commission and we consent to your doing so.


                                     Richards, Layton & Finger

                             BELL & HOWELL COMPANY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF SHAREHOLDERS MAY 14, 1997

          The undersigned hereby constitutes and appoints David G. Brown and
  P   Gary L. Roubos, and each of them jointly and severally, proxies, with
  R   full power of substitution to vote all shares of Common Stock which the
  O   undersigned is entitled to vote at the Annual Meeting of Shareholders
  X   of Bell & Howell Company (the "Company") to be held on May 14, 1997, at
  Y   5215 Old Orchard Road, Skokie, Illinois, or any adjournment thereof.

          The undersigned acknowledges the receipt of Notice of the aforesaid Annual Meeting and Proxy Statement, each dated April 16, 1997, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies, or any of them, to vote as set forth on the reverse side.

                                                                   SEE REVERSE
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE

     PLEASE MARK
/X/  VOTES AS IN
     THIS EXAMPLE.

ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE SPECIFIED WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR NAMED BELOW.

1. Election of Directors

NOMINEES: David Bonderman, David G. Brown, J. Taylor Crandall, Daniel L. Doctoroff, Nils A. Johansson, William E. Oberndorf, James P. Roemer, Gary L. Roubos, John H. Scully and William J. White.

        FOR                 WITHHELD
        ALL                 FROM ALL
      NOMINEES              NOMINEES

       /  /                   /  /



   /  /  ____________________________________
  FOR all nominees except those whose name(s) are written above.

2. On all other matters which may properly come before the meeting or any adjournment thereof.


_______________________________________________________


            /  /  MARK HERE
                  FOR ADDRESS
                  CHANGE AND NOTE AT LEFT

NO POSTAGE REQUIRED IF THIS PROXY IS RETURNED
IN THE ENCLOSED ENVELOPE AND MAILED IN THE
UNITED STATES.

Please sign exactly as name appears hereon. Joint owners should each sign. Persons signing in a representative or fiduciary capacity should add their titles.

      PLEASE SIGN BELOW, DATE AND RETURN PROMPTLY.

NAME: __________________________________

ADDRESS: _______________________________

CITY, STATE, ZIP _______________________

PHONE: _________________________________

NUMBER OF SHARES _______________________